SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2006

Refac Optical Group
(Exact name of registrant as specified in its charter)

DELAWARE	001-12776	13-1681234
(State or other jurisdiction of	(Commission	I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5 HARMON DRIVE, BLACKWOOD, NEW JERSEY	08012
(Address of principal executive offices)	(Zip Code)

(856) 228-0077
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

This Current Report on Form 8-K includes audited consolidated financial statements of Refac Optical Group (the "Company") giving effect to the acquisitions of OptiCare Health Systems, Inc. and U.S. Vision, Inc. by the Company completed March 6, 2006. The financial statements included herewith as Exhibit 99.1 are being voluntarily filed by the Company in order to provide the information required in connection with the Registration Statement on Form S-8 expected to be filed shortly.

The financial statements included as Exhibit 99.1 shall serve as the historical audited consolidated financial statements of the Company for existing and future filings made pursuant to the Securities Act of 1933, as amended, until the Company files its Annual Report on Form 10-K for the year ended January 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFAC OPTICAL GROUP

Dated: December 20, 2006	By: /s/ Raymond A. Cardonne, Jr.
Name: Raymond A. Cardonne, Jr.
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.   Description
   23.1    Consent of Ernst & Young LLP
   23.2    Consent of Grant Thornton LLP
   23.3    Consent of Deloitte & Touche LLP
   99.1    Consolidated Financial Statements of Refac Optical Group for the years ended January 31, 2006, 2005 and 2004.